UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-37388	Talen Energy Corporation (Exact name of Registrant as specified in its charter) (Delaware) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	47-1197305
1-32944	Talen Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) 835 Hamilton Street, Suite 150 Allentown, PA 18101-1179 (888) 211-6011	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On October 13, 2015, Talen Energy Corporation (“Talen Energy”) and Talen Energy Supply, LLC (“Talen Energy Supply”) will be making the information furnished herewith as Exhibit 99.1 available to potential lenders for the purpose of obtaining $400 million of new term loan financing under Talen Energy Supply’s existing syndicated secured credit facility, the proceeds of which would be used to finance a portion of the recently announced acquisition of MACH Gen, LLC.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Item 7.01 of this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

All statements contained herein other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. Although Talen Energy and Talen Energy Supply each believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Among the important factors that could cause actual results to differ materially from the forward-looking statements are: operating performance and the length of scheduled and unscheduled outages at generating plants; weather conditions affecting customer energy usage and/or the availability of fuel for the plants; volatility in the availability and/or price of electric transmission and/or fuel transmission and delivery services; the effect of any business, industry or market restructuring; and new accounting requirements or new interpretations or applications of existing requirements. Any such forward-looking statements should be considered in light of such important factors and in conjunction with Talen Energy's and Talen Energy Supply’s respective filings with the Securities and Exchange Commission that are available at www.sec.gov.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Supplemental Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Dated:  October 13, 2015